SHORT GOVERNMENT FUND
SHORT AND INTERMEDIATE
   BOND FUND
INTERMEDIATE MORTGAGE FUND

ANNUAL REPORT

DECEMBER 31, 1996

Where Leading Money Managers Converge
                 MANAGERS SHORT GOVERNMENT FUND
            MANAGERS SHORT AND INTERMEDIATE BOND FUND
               MANAGERS INTERMEDIATE MORTGAGE FUND
                          Annual Report
                        December 31, 1996

                      TABLE OF CONTENTS

                                           Begins
                                          on Page

President's Message                             1
The Managers Funds Performance                  3
   Complete performance table for all of The Managers Funds as of December 31, 1996
Investment Manager's Comments                   4
   Discussion of the Funds' investment results during the year
and
   cumulative total return graphs versus relevant index
Schedules of Portfolio Investments             11
   Detailed portfolio listings by security type and industry
sector, as
   valued at December 31, 1996
Statements of Assets and Liabilities           17
   Fund balance sheets, Net Asset Value (NAV) per share
computation
   and cumulative undistributed amounts
Statements of Operations                       18
   Detail of sources of income, fund expenses, and realized and unrealized
   gains (losses) during the year
Statements of Changes in Net Assets            19
   Detail of changes in fund assets and distributions to
shareholders for
   the past two years
Financial Highlights                           21
   Historical net asset values, distributions, total returns, expense ratios,
   turnover ratios and net assets
Notes to Financial Statements                  24
   Accounting and distribution policies, details of agreements
and
   transactions with fund management and description of certain investment risks
Report of Independent Accountants              33






Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insure by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.

President's Message
Dear Fellow Shareholder:

Although 1996 was a very prosperous year for equity investments, it was less so for fixed-income securities. Two factors influencing the exceptional performance of the stock market over the past two years have been low inflation, and low interest rates. While low inflation is indeed good for the financial markets in general and fixed-income securities in particular, the low level of interest rates merely means that available bond yields, and thus prospective bond returns, are meager. In addition, when viewed in a total return context, even a slight rise in rates from low levels can reduce the prices of fixed-income securities and mitigate some or all of the return garnered from the yield, especially for longer term securities.

This is exactly what happened in the first half of 1996. As signs that the inflation rate might have been rising gave the market reason to believe the Federal Reserve might tighten, interest rates for most maturity horizons rose by more than one full percentage point. The total returns of intermediate and long-term securities were negative for the first six months of the year. Shorter-term securities, however, remained in positive territory. The benefit of the increased rates was that income could be reinvested in higher yielding securities. During the second half of the year, as it became clear that the inflation rate was not rising, and that the Fed was not taking action, interest rates moved lower, although not back to the earlier levels, and prices rebounded.

Thus, for the full year, short-term securities outperformed longer maturity securities, in general. With tightening yield spreads during the second half of the year, corporate bonds outperformed U.S. Government and Treasury issues for the year. High yield bonds, which are affected by the financial soundness of the underlying companies as well as interest rates, performed extremely well in the first half of the year, and thus substantially outperformed investment grade securities for the year. In the investment grade sectors, bonds of financial institutions performed slightly better than other corporate bonds. The market for asset-backed securities flourished as these relatively short maturity bonds performed well, and a record $154 billion in new securities was issued with an ever broadening variety of underlying assets. Although the durations on mortgage securities extended with the backup in interest rates in the first half of the year, the spreads over Treasuries continued to tighten and giving mortgages higher total returns for the year.

In addition to discussions of each Fund's 1996 performance, this report provides you with a listing of each Fund's investment portfolio as of December 31, 1996, audited financial statements and the financial highlights. Please feel free to contact us or your financial advisor should you have any questions on this report or any of our Funds.

Thank you for your continued interest in The Managers Funds.

Sincerely,
/s/Robert p. Watson
Robert P. Watson
President

The Managers Funds Performance (unaudited)
All periods ending December 31, 1996

                        Average Annualized Total Returns*
                  -----------------------------------------------
                                                Since   Inception Morningstar
                   1Year 3Years 5Years 10Years Inception Date       Rating**
Equity Funds:
Income Equity Fund 17.08% 16.67% 14.45% 12.46% 14.57%  Oct. '84     ****
Capital Appreciation
 Fund              13.73% 14.32% 14.04% 14.66% 15.48%  Jun. '84     ****
Special Equity Fund24.75% 17.87% 17.42% 17.60% 16.47%  Jun. '84     *****
International Equity
 Fund              12.77% 10.17% 14.02% 10.62% 14.30%  Dec. '85     ****
Income Funds:
Short Government
 Fund               3.89%  2.27%  2.90%    -    5.21%  Oct. '87     **
Short & Intermediate
 Bond Fund          4.15%  3.32%  5.94%  6.97%  8.56%  Jun. '84     ***
Intermediate Mortgage
 Fund               3.33% -3.15%  2.27%  6.36%  7.13%   May '86    *
Bond Fund           4.97%  8.42%  8.94%  9.36% 11.37%  Jun. '84    ****
Global Bond Fund   4.39%    -       -     -     7.48%  Mar. '94    NA
Money Market Fund  5.47%   4.70%  3.93%  5.48%  5.9l%  Jun. '84     NA

Past performance is no guarantee furure results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on;the Managers Income Funds, or for a prospectus for the Equity Funds or the Money Market Fund, please call The Managers Funds at (800) 835-3879, or your investment adviser

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

** Morningstar proprietary ratings reflect risk-adjusted performance through December 31, 1996 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 1,826, 1,058 and 598 equity funds, the International Equity Fund was rated against 383, 185 and 60 international equity funds, and each of the Income Funds was rated against 1,104, 597 and 2,42 fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.
Managers Short Government Fund
Investment Manager's Comments


Managers Short Government Fund, managed by The Managers Funds, L.P since its inception in 1987, seeks high current income while preserving capital by investing primarily in U.S. Government securities with an average maturity of less than three years. The Managers Funds currently utilizes a single independent sub-advisor, Thomas Doyle, of Jennison Associates Capital Corp., to manage the portfolio. Tom has managed the Fund since December, 1994.

The Portfolio Manager

Tom Doyle specializes in managing high quality, short duration portfolios. He does not attempt to time the market or forecast interest rates, and thus maintains the portfolio duration in line with that of the Fund's benchmark, the Merrill Lynch 1-2.99 Year Treasury Index. Tom and the team of analyst/portfolio managers at Jennison attempt to add value through bottom-up analysis of undervalued securities which will provide the best returns under a wide range of interest rate scenarios. In making purchase decisions, the firm models potential returns for a given security and compares them to the returns for similar duration Treasury and mortgage securities. Given the high quality, high liquidity, and short duration parameters of the Fund, Tom concentrates the portfolio in U.S. Treasury and Government Agency bonds. He also makes use of collateralized mortgage obligations (CMOs) when individual CMOs or combinations of CMOs have better risk/return properties than mortgage pools.

The Year in Review

During the final six months of 1996, Managers Short Government Fund provided a total return of 3.1% which brought the return for the full year to 3.9%. For the same periods, the Merrill Lynch 1-
2.99 Year Treasury Index, returned 3.6% and 5.0%, respectively.

Throughout 1996, the portfolio's duration has been managed to mirror that of its benchmark, the Merrill Lynch 1-2.99 Year Treasury Index. The Fund's returns have lagged the Index, primarily due to the impact of Fund expenses and the Fund's relatively small asset size.

At year end, the Fund's portfolio was concentrated in Treasury securities, with components of U.S. Government Agencies and CMOs. The Fund's effective duration and average life at year end were
1.67 and 1.70 years, respectively. It's average yield to maturity was 5.9% and 30-day SEC yield was 5.1%, at December 31, 1996.

Managers Short Government Fund
Cumulative Total Return Performance


The Managers Short Government Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The Merrill Lynch 1-2.99 Year Treasury Index consists of 60 U.S.
Treasury securities with maturities between one and three years.
The Index results assumes reinvestment of all dividends.

This chart compares a hypothetical $10,000 investment made in Managers Short Government Fund at its inception on October 15, 1987, to a $10,000 investment made in the Merrill Lynch 1-2.99 Year Treasury Index for the same time period. Past performance is not indicative of future results.

This table shows the average annual total returns for Managers Short Government Fund for the one-year, five-year and since inception periods through December 31, 1996, and comparable returns for the Merrill Lynch 1-2.99 Year Treasury Index.

 Average Annual Total Returns
                       Annualized
                                         Since the Fund's
                       One    Five         Inception
                       Year   Years      October 15, 1987*
 Managers Short Government
 Fund                  3.9%   2.9%           5.2%
 ML 1-2.99 Year
 Treasury Index        5.0    5.6            7.4
 *Returns since October 31, 1987

Managers Short and Intermediate Bond Fund
Investment Manager's Comments


Managers Short and Intermediate Bond Fund, managed by The Managers Funds, L.P since its inception in 1984, seeks high current income by investing in fixed income securities while maintaining an average portfolio maturity of between one and five years. The Managers Funds currently utilizes a single independent sub-advisor, Howard Rubin of Standish, Ayer & Wood, who has managed a portion of the portfolio since August, 1991, and the entire portfolio since December, 1995.

The Portfolio Manager

Howard Rubin's investment philosophy involves constructing a portfolio using active sector positioning and credit analysis. Howard does not attempt to forecast interest rates or make shifts in duration in an attempt to add value, rather, he manages the portfolio's duration within 85% and 115% of the Fund's benchmark, which is the Merrill Lynch 1-5 Year Government/Corporate Index. Howard typically constructs a diverse portfolio, using investment grade bonds including bonds from a variety of corporate sectors, asset-backed securities, private and agency mortgage securities, Treasury securities and a small portion of foreign corporate and government bonds.

The Year in Review

During the final six months of 1996, Managers Short and Intermediate Bond Fund provided a total return of 3.8%, which brought the return for the full year to 4.2%. For the same periods, the Merrill Lynch 1-5 Year Government/Corporate Index, returned 3.9% and 4.7%, respectively.

The Fund's duration was managed in line with that of the benchmark throughout 1996. As there were only mild differences in returns among sectors in intermediate maturities the Fund's performance generally mirrored that of the benchmark.

Howard's most significant portfolio changes in 1996 were a redirection of investments from Treasuries and cash into bonds of financial institutions, which added value as yield spreads tightened throughout the year. Among the best performers during the year, were asset-backed securities, due both to their relatively short duration, and an increase in demand as the market for these instruments continues to develop. The Fund's investments in mortgage securities remained fairly constant, around 15% of the portfolio on average, and consisted primarily of fixed rate pass-through securities.

The Fund's duration at year end was 2.6 years, virtually unchanged over the year, and slightly longer than the index at
2.4 years. At December 31, 1996, the portfolio's average yield to maturity was 6.7% and its 30-day SEC yield was 5.2%.

Managers Short and Intermediate Bond Fund
Cumulative Total Return Performance


The Managers Short and Intermediate Bond Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The Merrill Lynch 1-5 Year Government/Corporate Index consists of over 1,500 government and investment grade corporate bonds with maturities between one and five vears. The index is heavily weighted in U.S. Treasury issues, which make up over 75% of the index. The index assumes reinvestment of dividends.

This chart compares a hypothetical $10,000 investment made in Managers Short and Intermediate Bond Fund on December 31, 1986, to a $10,000 investment made in the Merrill Lynch 1-5 Year Government/Corporate Index for the same time period. Past performance is not indicative of future results.

This table shows the average annual total returns for Managers Short and Intermediate Bond Fund for the one-year, five-year and ten-year periods through December 31, 1996, and comparable returns for the Merrill Lynch 1-5 Year Government/Corporate Index.

Average Annual Total Returns
                                  Annualized
                             One    Five    Ten
                             Year   Years   Years
Managers Short and
Intermediate Bond Fund       4.2%   6.0%    7.0%
Merrill Lynch 1-5 Year Government/
Corporate Index              4.7    6.1     7.6

Managers Intermediate Mortgage Fund
Investment Manager's Comments


Managers Intermediate Mortgage Fund, managed by The Managers Funds, L.P since its inception in 1987, seeks high current income by investing primarily in mortgage related securities. The Managers Funds currently utilizes the team of John Feingold and Michael Porreca of Jennison Associates Capital Corp., an independent outside subadviser, to manage the portfolio. They have managed the portfolio since October, 1994.

The Portfolio Managers

John Feingold and Michael Forreca specialize in managing mortgage securities. They utilize an experienced fixed income team as well as a proprietary analytical system to analyze and select undervalued securities which will provide stable returns under a wide range of interest rate scenarios. They make no attempt to time the market or forecast interest rates, rather, they maintain the portfolio duration close to that of the Fund's benchmark, the Salomon Brothers Mortgage Pass-through Index. In making purchase decisions, the team models potential returns for a given security and compares them to the returns for similar duration Treasury and mortgage securities. The managers also make use of the collateralized mortgage obligation (CMO) market, selecting individual securities and combinations of securities which have better risk/return properties than can be found in the generic mortgage market.

The Year in Review

During the final six months of 1996, Managers Intermediate Mortgage Fund provided a total return of 4.6%, which brought the return for the full year to 3.3%. For the same periods, the Salomon Brothers Mortgage Pass-through Index, returned 5.1% and 5.4%, respectively.

The Fund lagged its benchmark rather significantly in the first quarter due to maintaining a slightly longer duration in January when interest rates rose. While it is the portfolio managers' style to mirror the index, they had not shortened the Fund's duration quite enough in response to a rise in prepayments on mortgages which dropped the duration of the index to below 3 years. In addition, the portfolio managers' strategy of continuously rolling current coupon mortgages was a hindrance to performance during the first half of the year when premium coupon mortgages significantly outperformed the current coupon issues.

During the fourth quarter, the Fund benefited from a drop in yields of approximately 25 basis points on mortgage securities. With this slight tightening of yield spreads over Treasuries, the portfolio managers modestly paired back on mortgages while adding to the Fund's Treasury holdings.

The portfolio has been concentrated in fixed-rate mortgage pools, with small allocations to short-term fixed rate CMOs, adjustable rate mortgages and Treasuries. The average life of the portfolio was 6.9 years at year end, and the effective duration was 3.9 years. At December 31, 1996, the Fund's 30-Day SEC yield was 5.64%.

Managers Intermediate Mortgage Fund Cumulative Total Return
Performance


The Managers Intermediate
Mortgage Fund's cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all distributions were reinvested.

The Salomon Brothers Mortgage Pass-through Index is designed to cover the performance of the entire mortgage pass-through market, including single family pools of GNMA, FHLMC and FNMA mortgage securities.

This chart compares a hypothetical $10,000 investment made in Managers Intermediate Mortgage Fund on December 31, 1986, to a $10,000 investment made in the Salomon Brothers Mortgage Pass-through Index for the same time period. Past performance is not indicative of future results.

This table shows the average annual total returns for Managers
Intermediate Mortgage Fund for the one-year, five-year and ten-year periods through December 31, 1996, and comparable returns for Salomon Brothers Mortgage Pass-through Index.

Average Annual Total Returns
                                  Annualized
                            One     Five     Te n
                            Year    Years   Years
Managers Intermediate
 Mortgage Fund              3.3%    2.3%    6.4%
Salomon Brothers Mortgage Pass-through
Index                       5.4     6.9     8.8

Managers Short Government Fund
Schedule of Portfolio Investments
December 31, 1996

                Principal
                   Amount     Value

U.S. Treasury Obligations - 61.7@o
U.S. Treasury Notes - 49.8%
 9.250%, 08/15/98$1,725,000$1,814,752
 7.250%, 02/15/98 200,000    203,282
 7.125%, 09/30/991,000,000+1,027,660
 Total U.S. TreasuryNotes               3,045,694

U.S. Treasury Note Principal Strip - 11.9%
 0.000%*, 05/15/99835,000    726,367
 Total U.S. TreasuryObligations
 (cost $3,817,757)         3,772,061

U.S. Government Agency
Obligations - 33.7%
Federal Home Loan Mortgage Corporation,
 Series 1295, Class E,
 PAC, 7.25%., 03/15/04233,900234,618
 Series 1319, Class E,
 PAC, 7.000%, 11/15/04328,996329,740
 Series 30, Class C, PAC,
 GNMA, 5.950%,
 06/25/13         100,000     99,647
 Series 1542, Class D,
 PAC, 5.250%, 03/15/1290,221  89,966

Federal National Mortgage Corporation,
 Series 1989-68, Class G,
 PAC, 8.750%, 08/25/1849,125  49,217
 Series G92-42, Class C,
 7.000%, 09/25/19 477,189    476,626
 Series 1993-10,
 Class PD, PAC,
 6.000%, 06/25/02 100,000     99,845

Financing Corporation Coupon Strips,
 Series E,
 0.000%*, 11/02/98300,000    269,232
 0.000%*, 11/02/99486,000    409,129
 Total U.S. Government Agency
 Obligations
 (cost $2,045,723)         2,058,020

                Principal
                   Amount      Value

Asset-Backed Securities - 2.1% Green Tree Home
Improvement Loan
Trust, Series 96-F,
Class HIAI, 6.100%,
11/15/27
(cost $129,980)  $130,000  $ 129,633
Total Investments - 97.5%
 (cost $5,993,460)         5,959,714
Other Assets, less
 Liabilities - 2.5%          153,009
Net Assets - 100.0%       $6,112,723


Note:     Based on the cost of investments of $5,993,460 for
federal income tax purposes at December 31, 1996, the aggregate gross unrealized appreciation and depreciation was $12,712 and $46,458, respectively, resulting in net unrealized depreciation of investments of $33,746.

+ Certain principal amounts held are segregated as collateral against futures contracts.

*Zero coupon security

Abbreviations:
PAC: Planned Amortization Class (PAC) tranches provide investors with scheduled payments (PAC Schedule) over a range of prepayment speeds (PAC band or range). PAC tranches typically are combined with companion tranches that reduce the risk of prepayments varying from a constant speed or range.

Futures Contracts Outstanding at December 31, 1996:
3 Two-Year U.S. Treasury Note contracts, expiring 3/97, face amount 600,000, with unrealized depreciafion of $1,789.






The accompanying notes are an integral part of these financial statements.

Managers Short and Intermediate Bond Fund
Schedule of Portfolio Investments
December 31, 1996

              Principal
                 Amount   Value

Corporate Debt Securities - 68.4%
Asset-Backed Securities - 25.6%
Advanta Home Equity
 Loan Trust, Series 92-2,
 Class Al, MBIA insured,
 7.15%, 06/25/08$441,366           $ 443,427
AFC Home Equity Loan
 Trust, Series 93-1,
 Class A, 5.900%,
 05/20/08       101,740  99,324
AFC Home Equity Loan
 Trust, Series 94-3,
 Class 1A, 8.000%,
 10/25/24       403,884 415,371
AFC Home Equity Loan
 Trust, Series 96-3,
 Class IA2, 7.220%,
 02/25/27       150,000 151,405
Contimortgage Home
 Equity Loan Trust,
 Series 94-3, Class A4,
 MBIA insured, 7.850%,
 07/15/10       297,933 304,824
Contimortgage Home
 Equity Loan Trust,
 Series 94-4, Class A6,
 MBIA insured, 8.270%,
 12/15/24       202,880 208,413
Contimortgage Home
 Equity Loan Trust,
 Series 95-3, Class A2,
 FGIC insured, 6.860%,
 07/15/10       200,000 201,126
Equicon Home Equity
 Loan Trust, Series 95-2,
 Class A2, FGIC insured,
 6.500%, 07/18/10250,000           249,102
EquiCredit Home Equity
 Loan Trust, Series 93-4,
 Class A, FGIC insured,
 5.725%, 12/15/0888,064  85,355
First Sierra Equipment
 Lease, Series 96-2,
 Class A, 6.290%,
 11/10/04       225,000 224,930

              Principal
                 Amount   Value

Asset-Backed Securities (continued)
Green Tree Financial
 Corp., Series 93-4,
 Class A2, 5.850%,
 01/15/19      $375,000 $ 373,470
HFC Home Equity Trust,
 Series 92-2A, Class A,
 MBIA insured, 6.650%,
 11/20/12        52,518  52,286
Independent National
 Mortgage Corp.,
 Series 96-A, Class A3,
 6.960%, 09/25/26450,000           452,812
MBNA Master Credit
 Card Trust, Series 91-1,
 Class A, 7.750%,
 10/15/98        83,333  83,411
Newcourt Receivables
 Asset Trust, Series 96-2,
 Class A, 6.870%,
 06/20/04       366,161 369,364
Old Stone Credit Corp.
 Home Equity Loan
 Trust, Series 92-4,
 Class A, FGIC insured,
 6.550%, 11/25/0756,847  56,728
Remodelers Home
 Improvement Loan
 Asset-Backed
 Certificates, Series 95-3,
 Class A2, 6.800%,
 12/20/07       325,000 325,559
The Money Store Home
 Equity Loan Trust,
 Series 92-B, Class A,
 MBIA insured, 6.900%,
 07/15/07        95,872  95,396
The Money Store Home
 Equity Loan Trust,
 Series 95-C, Class A3,
 MBIA insured, 6.550%,
 06/15/17       475,000 466,987
TLFC Equipment Lease
 Trust, Series 96-1,
 Class A, 5.98%, 11/20/02361,826        361,374
UCFC Home Equity Loan,
 Series 96-Dl, Class A3,
 MBIA insured, 6.541%,
 11/15/13       400,000 399,000

Managers Short and Intermediate Bond Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

Principa
Principal
Amount         Value
Amount       Value

Asset-Backed Securities (continued)     Banks and Financial
Services (continued)
UCFC Loan Trust,           General Motors
 Series 93-Bl, Class Al,    Acceptance Corp.,
 FGIC insured, 6.0757o,     Notes, 5.625%, 02/15/01    $200,000
$ 192,846
 07/25/14 $317,191$ 310,315Goldman Sachs Group
 Total Asset-Backed Securities      5,729,979L.P, Notes, 6.375%,
                            06/15/00 (a)50,00049,681
Banks and Financial Services - 29.4%         Goldman Sachs Group
Advanta National Bank,      L.P, Notes, 6.200%,
Senior Notes, 6.440%,       01/15/01 (a)175,000172,195
05/01/98   425,000428,855  Goldman Sachs Group
Anchor Bancorp, Inc.,       L.P, Notes, 6.200%,
 Senior Notes, 8.937%,           12/15/00 (a)250,000   2,45,547
 07/09/03  100,000103,398  Greyhound Financial
BankAmerica Corp., Sub.     Corp., Notes, 6.750%,
 Notes, 9.700%, 08/01/00    275,000   302,26303/25/99  125,000
126,176
Capital One Bank,          Huntington
 Medium-Terin Notes,        Bankshares, Inc.,
 6.74%., 05/31/99375,000    376,125Medium-Terrn Notes,
Capital One Bank, Notes,                     6.150%, 10/15/98
200,000    199,932
 6.660%, 08/17/98100,000   100,355International Lease
Caterpillar Financial       Financial Corp., Notes,
 Services, Medium-Term       5.750%, 12/15/99200,000   195,774
 Notes, 6.100%, 07/15/99   100,000     99,542Merrill Lynch & Co.,
Inc.
ERP Operating LP            Notes, 6.700%, 08/01/00    225,000
226,553
 Floating Rate Notes,      Midlantic Banks Corp.,
 6.250%, 12/22/97225,000    226,427Sub. Notes, 9.875%,
Finova Capital Corp.,                12/01/9999,000    107,645
 Notes, 6.450%, 06/01/00   100,000     99,651NationsBank Corp.,
First Interstate Bancorp.,                   Senior Notes,
5.375%,
 Sub. Notes, 9.900%,                 04/15/00100,000   96,928
 11/15/01  225,000254,693  Reliance Group
First Nationwide            Holdings, Inc., Senior
 Holdings, Inc., Senior     Notes, 9.000%, 11/15/00    200,000
206,000
 Notes, 12.250%, 05/15/01  225,000    253,687Salomon, Inc.,
Medium-
First USA Bank, Deposit     Term Notes, 6.820%,
 Notes, 6.375%, 10/23/00    475,000   468,05607/26/99  300,000
301,518
Fleet Financial            Salomon, Inc., 3 Year
 Group, Inc., Senior        CMT 6.397%, 04/05/99**180,000
177,300
 Notes, 7.125%, 05/01/00   225,000    229,153Smith Barney
Ford Motor Credit Corp.,                     Holdings, Inc.,
Notes,
 Sr. Notes, 6.375%,          6.625%, 06/01/00100,000   100,237
 09/15/99  450,000449,991  United Companies
Franchise Finance Corp.     Financial Corp., Senior
 of America, Senior         Notes, 7.000%, 07/15/98    100,000
100,487
 Notes, 7.000%, 11/30/00   200,000    200,058USF&G Corp., Senior
General Motors              Notes, 7.000%, 05/15/98    225,000
227,227
 Acceptance Corp.,          Total Banks and Financial
 Medium-Term Notes,                  Services          6,575,058
 7.500%, 07/22/99250,000     256,758

Managers Short and Intermediate Bond Fund
Schedule of Portfolio Investments
December 31, 1996

            Principal
               Amount    Value

Industrials - 13.4%
ADT Operations, Inc.,
 Senior Notes, 8.250%,
 08/01/00    $146,000 $154,395
Comdisco, Inc., Notes,
 6.500%, 06/15/00475,000474,207
Hertz Corp., Senior
 Notes, 6.500%,
 04/01/00     275,000  275,096
Kern River Funding
 Corp., Series B, Senior
 Notes, 6.720%,
 09/30/01 (a) 200,000  199,724
Loewen Group
 International, Inc.,
 Senior Notes, 7.750%,
 10/15/01 (a) 100,000  101,750
News American
 Holdings, Inc., Senior
 Notes, 7.500%,
 03/01/00     225,000  230,143
Occidental Petroleum
 Corp., Medium-Term
 Notes, 5.950%,
 11/09/98     200,000  198,728
Sears Roebuck & Co.,
 Medium-Term Notes,
 Series 7, 7.940%,
 02/06/98     400,000  408,724
Time Warner, Inc.,
 Notes, 7.750%,
 06/15/05     500,000  502,965
Viacom, Inc., Senior
 Notes, 7.750%,
 06/01/05     100,000   98,467
WMX Technologies, Inc.,
 Notes, 6.250%,
 04/01/99     350,000  349,794

 Total Industrials   2,993,993

Total Corporate Debt Securities
(cost $15,358,804)   15,299,030

            Principal
               Amount    Value

Foreign Corporate
Obligations - 2.0%
Brascan Ltd., 7.375%,
 10/01/02   $225,000  $225,434
Doman Industries Ltd.,
 Senior Notes, 8.750%,
 03/15/04     125,000  116,875
Malette, Inc., Senior
 Notes, 12.250%,
 07/15/04     100,000  107,500

 Total Foreign Corporate
 Obligations
 (cost $466,064)       449,809

U.S Government Agency
Obligations - 13.6%
Federal Home Loan Bank - 2.0%
6.900%, 10/01/01  450,000        454,360

Federal Home Loan Mortgage Corporation
(FHLMC) - 2.1 %
8.750@o, 04/01/01
 through 10/01/01171,884179,887
7.5007o, 05/01/00
 through 10/01/00280,724284,761
 Total FHLMCs          464,648

Federal National Mortgage Association - 1.1%
Series 94-85, Class E,
6.000%, 11/25/06 250,000        246,405

Government National Mortgage Association
(GNMA) - 6.7%
12.0007o, 05/15/99
 throu h 10/15/00139,339148,133
11.500%., 01/15/99
 through 04/15/00104,771111,366
11.000%, 05/15/98
 through 12/15/00307,122326,358
10.500%, 09/15/98
 through 12/15/00141,684151,335
9.000%, 10/15/16
 through 03/15/25720,831764,645

 Total GNMAs         1,501,837

Managers Short and Intermediate Bond Fund
Schedule of Portfolio Investments (continued)
December 31, 1996

             Principal
             Amount  Value                     Value

Resolution Trust Corporation - 1.7%               Total
Investments - 99.1%
Series 92-7, Class Al,                        (cost $22,270,290)
$22,172,734
 6,825%, 03/2,5/22$384,685  $381,560Other Assets, less
 Total U.S GovernmentAgency      Liabilities - 0.9%    206,869
  Obligations               Net Assets - 100.0%$22,379,603
  (cost $3,040,307)         3,048,810

U.S. Treasury Obligations - 13.8%                 Note:     Based
on the cost of investments of
U.S. Treasury Notes - 11.1%
$22,271,032 for federal income tax purposes
6.875%, 03/31/00110,000112475 at December 31, 1996, the aggregate gross
6.625%, 06/30/011,585,000     1,610,503 unrealized appreciation
and depreciation
6.375%, 03/31/01550,0005,53,696    was $98,707 and $197,005,
respectively, re-
6.250%, 04/30/01200,000200,438     sulting in net unrealized
depreciation of
 Total U.S. Treasury Notes         2,477,112 investments of
$98,298.

U.S. Treasury Note Principal Strip - 2.7%       Other Information
(unaudited):
0.000%*, 11/15/99    715,000  603,010   The composition of long-
term debt holdings as a
 Total U.S. Treasury Obligations        percentage of the total
value of investments in
  (cost $3,104,648)3,080,122  securities is as follows:
                                 S&P's/Moodv's
              Shares               Ratings
Preferred Stocks - 0.8%            Gov't/AAA50%
Bank United Texas FSB,               AA     5
 Houston, Series A,                  A     18
10.120%     4,900130,463            BBB    22
                                     BB     5
Conagra Capital LC,                               -
 Series B, Adjustable                             100%
 Rate, 6.413%**2,00044,500
 Total Preferred Stocks        *Zero coupon security.
 (cost $180,467)               174,963
                               ** Variable rate security. Coupon
or dividend
             Principal         rate disclosed is that in effect
at Decem-
             Amount            ber 31, 1996.

                              (a)  Security exempt from
registration under
Repurchase Agreement - 0.5%    Rule 144A of the Securities Act of
1933.
State Street Bank &            These securities may be resold in
transac-
 Trust Co., dated              tions exempt from registrations,
normally
 12/31/96, due 01/02/97,       to qualified buyers. At December
31, 1996,
 6.000%, total to be           the value of these securities
amounted to
 received $120,040             $768,897, or 3.44% of net assets.
 (secured by $125,000
 FMNA 6.750% due           Abbreviations:
 06/25/26, market value        CMT Constant Maturity Treasury
Index
$125,117), at cost              $120,000        120,000   FGIC:
Financial Guaranty Insurance Cc).
                            MBIA:  Municipal Bond Investors
Assurance Corp.

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Mortgage Fund
Schedule of Portfolio investments
December 31, 1996

                Principal
                   Amount      Value
Federal National Mortgage
Association (FNMA) - 59.4%
8.00%, 06/01/26$1,959,043 $1,995,775
7.50%, 02/01/263,544,092+  3,545,758
7.00%, TBA*     5,000,000  4,890,625
6.50%, 09/01/104,405,087+  4,338,306

 Total FNMAs
(cost $14,773,287)        14,770,464

Government National Mortgage
Association (GNMA) - 32.3%
10.50%, 12/15/20  763,531    854,193
10.00%, 02/15/20
 through 02/15/252,054,558+2,261,461
7.00%, TBA *    4,000,000  3,913,750
6.00%, 07/20/26   991,947    998,147

 Total GNMAs
 (cost $7,989,016)         8,027,551

Collateralized Mortgage Obligations
(CMOs) - 3.0%
FNMA,
 Series 89-29, Class Z,
 10.00%, 06/25/19 538,160    578,576
 Series 93-45, Class PC
 PAC, 5.00%, 05/25/11160,663 159,938

 Total CMOs
 (cost $740,210)             738,514

U.S. Treasury Notes - 6.1%
8.50%, 05/15/97
(cost $1,520,156)1,500,000+1,516,875

Asset-Backed Securities - 2.2%
Green Tree Home
improvement Loan
Trust, Series 96-F
Class HIA1, 6.10%,
11/15/27 (cost $539,916)540,000538,477

Repurchase Agreement - 33.6%
State Street Bank & Trust
Co., dated 12/31/96,
due 01/02/97, 6.00%,
total to be received
$8,352,783 (secured by
$8,695,000 FHLMC
5.00%, due 04/15/11,
market value
$8,646,091), at cost8,350,0008,350,000

                               Value
Total Investments - 136.6%
(cost $33,912,585)       $33,941,881
Other Assets, less
Liabilities - (36.6%)    (9,096,115)
Net Assets - 100.0%      $24,845,766


Note:     Based on the cost of investments of $33,930,163 for
federal income tax purpose, at December 31, 1996, the aggregate gross unrealized appreciation and depreciation was $157,755 and $146,037, respectively, resulting in net unrealized appreciation of investments of $11,718.

TBA securities are purchased on a forward commitment basis with an approximate principal amount, interest rate, and no definite maturity date. The actual principal amount, interest rate, and maturity will be determined upon settlement. Such securities are subject to market fluctuations during the period from transaction date to settlement date. At December 31, 1996, such securities amounted to $8,804,375, or 35.4%, of net assets.

+ Certain principal amounts held are segregated as collateral for TBA securities or futures contracts.

Abbreviations:
PAC: Planned Amortization Class (PAC) tranches provide investors with scheduled payments (PAC Schedule) over a range of prepayment speeds (PAC band or range). PAC tranches typically are combined with companion tranches that reduce the risk of prepayments varying from a constant speed or range.

Futures Contracts Outstanding at December 31, 1996:
Ten 10-Year U.S. Treasury Bond contracts, expiring, 3/97, face amount $1,000,000, with unrealized depreciation of $14,375.


The accompanying notes are an integral part of these financial statements.

The Managers Funds
Statements of Assets and Liabilities
December 31, 1996

                        ManagersManagers Managers
                           ShortShort andIntermediate
                      GovernmentIntermediateMortgage
                            FundBond Fund    Fund

Assets:
 Investments at value*$5,959,714$ 22,052,734$ 25,591,881
 Repurchase agreements at cost and value        - 120,000
8,350,000
 Cash                     57,837 413,386    4,647
 Foreign currency (cost $382)  -     413        -
 Receivable for delayed delivery investments
  sold                         -       -1,479,818
 Receivable for Fund shares sold  21,550   39,700 41,250
 Dividends and interest receivable91,903  220,932 139,494
 Prepaid expenses          8,885  13,497   14,654
   Total assets        6,139,88922,860,66235,621,744
Liabilities:
 Payable for Fund shares repurchased 180    1,980 335,744
 Dividends payable to shareholders 5,238        - -
 Payable for investments purchased     -  401,380 -
 Payable for delayed delivery investments
  purchased                            -10,373,637
 Other payables                -  11,715        -
 Variation margin payable  1,031       -    7,813
 Accrued expenses:
  Investment advisory and management fees   1,020 9,624     9,851
  Administrative fees          -   4,812    5,473
  Other                   19,697  51,548   43,460
   Total liabilities      27,166 481,05910,775,978
Net Assets           $ 6,112,723$ 22,379,603$ 24,845,766
 Shares outstanding      351,2611,150,4351,638,354
 Net asset value, offering and redemption price
  per share               $17.40  $19.45   $15.17
Net Assets Represent:
 Paid-in capital    $ 19,537,928$ 36,705,247$105,108,860
 Undistributed net investment income2,447       -
 Distributions in excess of net investment
  income                       -(12,041)  (3,239)
 Accumulated net realized loss from
  investments, futures, and foreign currency
  translations      (13,392,117)(14,216,078)(80,274,775)
 Net unrealized appreciation (depreciations of
  investments, futures and foreign currency
  translations          (35,535)(97,525)   14,920
Net Assets           $ 6,112,723$ 22,379,603$ 24,845,766
  Investments at cost$ 5,993,460$ 22,150,290$ 25,562,585



 The accompanying notes are an integral part of these financial statements.
The Managers Funds
Statements of Operations
For the year ended December 31, 1996

                        ManagersManagers Managers
                           ShortShort andIntermediate
                      GovernmentIntermediateMortgage
                            FundBond Fund    Fund

Investment Income:
 Interest income       $ 400,874$1,574,320$ 2,227,564
 Dividend income               -  22,629        -
 Other income                  -     261        -
  Total investment income400,8741,597,2102,227,564

Expenses:
 Investment advisory and management fees   25,703 116,037
143,803
 Administrative fees      11,423  58,019   79,891
 Custodian fees           11,319  60,090   41,398
 Transfer agent fees      11,359  33,052   41,980
 Audit fees               15,783  34,671   29,723
 Registration fees        10,803  14,381   16,640
 Insurance                 1,514   5,902    9,849
 Legal fees                  621   1,920    2,717
 Trustee fees                542   2,231    3,370
 Miscellaneous expenses    3,653  10,606   11,388

  Total expenses          92,720 336,909  380,759
 Less: fee waivers      (25,703)       -        -

 Net expenses             67,017336,90-9  380,759

   Net investment income 333,8571,260,3011,846,805
Net Realized and Unrealized Gain (Loss):
 Net realized loss on investment transactions
  and futures contracts (34,469)(122,043)(210,231)
 Net unrealized depreciation of investments,
  futures and and foreign currency translations(80,145)
(185,227)              (884,250)
  Net realized and unrealized loss(114,614)(307,270)
(1,094,481)

Net Increase in Net Assets Resulting from
 Operations            $ 219,243$ 953,031$ 752,32,4


The accompanying notes are an integral part of these financial statements.

The Managers Funds
Statements of Changes in Net Assets

                                       Managers Short
                                       Government Fund

                                       For the year ended
                                       December 31,

                                      1996   1995
Increase (Decrease) in Net Assets From Operations:
 Net investment income           $ 333,857$445,348
 Net realized gain (loss) on investments, futures and foreign currency
  transactions                    (34,469)193,188
 Net unrealized appreciation (depreciation) of investments,
futures
  and foreign currency translations(80,145)111,540
  Net increase in net assets resulting from operations 219,243
750,076
Distributions to Shareholders:
 From net investment income      (334,814)(227,852)
 In excess of net investment income      -(142,157)
  Total distributions to shareholders(334,814)(370,009)
From Capital Share Transactions:
 Proceeds from sale of shares    4,423,1843,537,951
 Net asset value of shares issued in connection with reinvestment of
  dividends                        270,219202,898
 Cost of shares repurchased    (4,301,319)(8,548,048)
  Net increase (decrease) from capital share transactions
392,084                        (4,807,199)
 Total increase (decrease) in net assets276,513(4,427,132)

Net Assets:
 Beginning of year               5,836,21010,263,342
 End of year                    $6,112,723$5,836,210

End of year undistributed (overdistributed) net investment income
$2,447                                   -

Share Transactions:
 Sale of shares                    252,519202,248
 Shares issued in connection with reinvestment of dividends
15,437                              11,629
 Shares repurchased             (2,45,221)(490,616)
  Net increase (decrease) in shares 22,735(276,739)


The accompanying notes are an integral part of these financial statements.

The Managers Fund
Statements of Changes in Net Assets (continued)

                       Managers Short and    Managers
Intermediate
                      Intermediate Bond Fund Mortgage Fund

                       For the year ended    For the year ended
                         December 31,  December 31,

                        1996   1995  1996    1995
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income$ 1,260,301$ 1,671,414$ 1,846,805     $
3,013,284
 Net realized gain (loss) on investments,
  futures and foreign currency
  transactions     (122,043)(777,285)(210,231)2,258,983
 Net unrealized appreciation
  (depreciation) of investments, futures
  and foreign currency translations(185,227)2,833,306  (884,250)
2,502,951
  Net increase in net assets resulting
   from operations   953,0313,727,435752,3247,775,218
Distributions to Shareholders-
 From net investment income(1,196,229)(1,480,432) (1,797,552)
(3,252,564)
 In excess of net investment income      (36,365)      (19,329)
  Total distributions to shareholders(1,196,229)(1,516,797)
(1,797,552)      (3,271,893)
From Capital Share Transactions:
 Proceeds from sale of shares8,757,1239,664,8575,181,660
3,468,386
 Net asset value of shares issued in
  connection with reinvestment of
  dividends          872,417851,7101,102,1901,522,227
 Cost of shares repurchased(12,247,849)(18,441,928)
(20,414,820)    (25,457,501)
  Net increase (decrease) from capital
   share transactions(2,618,309)(7,925,361)(14,130,970)
(20,466,888)
 Total increase (decrease) in net assets(2,861,507)
(5,714,723)     (15,176,198)(15,963,563)

Net Assets:
 Beginning of year25,241,11030,955,83340,021,96455,985,527
 End of year     $22,379,603$25,241,110$ 24,845,766    $
40,021,964

End of year undistributed (overdistributed)
 net investment income$(12,041)$    (42,324) $(3,239)  $(19,329)

Share Transactions:
 Sale of shares      449,976509,053342,073230,089
 Shares issued in connection with
  reinvestment of dividends44,94645,21673,023101,672
 Shares repurchased(627,949)(985,098)(1,352,144)(1,699,063)
  Net increase (decrease) in shares(133,027)(430,829)  (937,048)
(1,367,302)





The accompanying notes are an integral part of these financial statements.

Managers Short Government Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

                              Year ended December 31,
                        1996 1995(b)199419931992*

Net Asset Value, Beginning of Year$17.76$16.96$19.35   $19.86
$20.35
Income from Investment Operations:
 Net investment income  1.020.98  0.86 1.28  1.26
 Net realized and unrealized gain (loss) on
  investments         (0.37)0.63(2.01)(0.53)(0.49)
  Total from investment operations0.65 1.61(1.15) 0.75 0.77

Less Distributions to Shareholders:
 From net investment income(1.01)(0.50)(1.17)(1.26)    (1.26)
 In excess of net investment income  -(0.31)(0.07)
  Total distributions to shareholders(1.01)(0.81) (1.24)
(1.26)                (1.26)
Net Asset Value, End of Year$17.40$17.76$16.96$19.35   $19.86

Total Return+          3.89%9.71%(6.18)%3.81%3.90%

Ratio of net expenses to average net assets 1.17% 1.25%     0.97%
0.87%                  0.76%
Ratio of net investment income to average net
 assets                5.85%5.62%7.06%8.71% 6.24%
Ilortfolio turnover     169%238%  140% 189%  168%
Net assets at end of year (000's omitted)$6,113$5,836  $10,263
$87,874             $142,874
Expense Waiver(a)
Ratio of total expenses to average net assets1.62%     1.65%
1.03%                  0.96%0.83%
Ratio of net' investment income to average net
 assets                5.40%5.22%7.00%8.62% 6.17%

(a) Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the period presented, if applicable. (See Note 2).
(b) Calculated using the weighted average shares outstanding during the year.
+ The total return would have been lower had certain expenses not been reduced during the periods shown.
* Audited by prior auditors.

Managers Short and Intermediate Bond Fund
Financial Highlights
For a share of capital stock outstanding throughout each vear

                              Year ended December 31,
                       1996 1995  1994 1993 1992*

Net Asset Value, Beginning of Year$19.67$18.06$21.23   $20.89
$20.33
Income from Investment Operations:
 Net investment income 1.03 1.28  1.45 1.38  1.69
 Net realized and unrealized gain (loss) on
  investments        (0.24)  145(3.17) 0.34  0.57
  Total from investment operations0.79 2.73(1.72) 1.72 2.26

Less Distributions to Shareholders:
 From net investment income(1.01)(1.09)(1.37)(1.38)    (1.70)
 In excess of net investment income   (0.03)(0.08)
  Total distributions to shareholders(1.01)(1.12) (1.45)
(1.38)               (1.70)
Net Asset Value, End of Year$19.45$19.67$18.06$21.23   $20.99

Total Return          4.15%15.57%(8.37)%8.49%11.55%

Ratio of expenses to average net assets1.45%1.50% 1.05%     0.94%
0.86%
Ratio of net investment income to average
 net assets           5.43%6.52% 7.11%6.58% 8.33%
Portfolio turnover      96&1 31%   57% 126%  117%
Net assets at end of year (000's omitted)$22,380$25,241
$30,956            $112,228$72,031

* Audited by prior auditors.

Managers Intermediate Mortgage Fund
Financial Highlights
For a share of capital stock outstanding throughout each year

                              Year ended December 31,
                      1996  1995  1994  19931992*

Net Asset Value, Beginning of Year$15.54$14.20$20.65   $21.13
$21.77
Income from Investment Operations:
 Net investment income0.87  0.93  1.52  1.94 2.58
 Net realized and unrealized gain (loss) on
  investments       (0.38)  1.45(6.56)  0.44(0.40)
  Total from investment operations0.49  2.38(5.04)     2.38 2.18

Less Distributions to Shareholders:
 From net investment income(0.86)(1.03)(1.41)(2.28)    (2.40)
 In excess of net investment income  -(0.01)    -
 From net realized gain on investments     -      -    (0.51)
(0.42)
 In excess of net realized gain on
  investments            -           -(0.07)
  Total distributions to shareholders(0.86)(1,04) (1.41)
(2.86)              (2.82)
 Net Asset Value, End of Year$15.17$15.54$14.20$20.65  $21.13

Total Return         3.33%17.27%(25. 00)%+11.45% +     10.50%+
Ratio of netexpenses to average net assets1.19%1.17%,  0.85%
0.75%                0.79%
Ratio of net investment income to average
 net assets          5.78% 6.33% 8.37% 8.90%11.30%
Portfolio turnover    232%  506%  240%  253% 278%
Net assets at end of year (000's omitted)$24,846$40,022
$55,986           $271,861$115,885
Expense Waiver(a)
Ratio of total expenses to average net assets N/A N/A  0.92%
0.82%                0.84%
Ratio of net investment income to average
 net assets            N/A   N/A 8.30% 8.83%11.25%

(a) Ratio information assuming no waiver of investment advisory and management fees and/or administrative fees in effect for the year presented, if applicable. (See Note 2).
+ The total return would have been lowerhad certain expenses not been reduced during the year.
* Audited by prior auditors.

The Managers Funds
Notes to Financial Statements
December 31, 1996

(1,) Summary of Significant
 .  Accounting Policies

The Managers Funds (the Trust) is a no-load, open-end, management investment company, organized as a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended. Currently the Trust is comprised of 10 investment series. Included in this report are Managers Short Government Fund, Managers Short and Intermediate Bond Fund and Managers Intermediate Mortgage Fund, collectively the "Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management's estimates. The following is a summary of significant accounting policies followed by the Funds:

(a)  Valuation of Investments

Fixed income securities are valued based upon valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Exchangetraded equity securities are valued at the last quoted sales price, or in the absence of any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Short-term investments, having a remaining maturity of 60 days or less, are valued . at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees.

Investments in certain mortgagebacked, stripped mortgage-backed and other debt securities, including derivative securities, not traded on an organized market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) Security Transactions

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the Funds in the Trust based upon their average net assets.

(d) Dividends and Distributions

Dividends resulting from net investment income normally will be declared daily for Managers Short Government Fund and monthly for Managers Short and Intermediate Bond Fund and Managers Intermediate Mortgage Fund. These dividends normally will be payable on the third to the last business day of the month. Distributions of capital gains to shareholders will only be made to the extent that net capital gains realized for tax purposes exceed the Fund's capital loss carryovers.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, option transactions, futures, market discount and losses deferred due to wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by that Fund may be delayed or limited.

(f) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

(g) Capital Loss Carryover

As of December 31, 1996, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31, 2004.

           Capital
              Loss
Fund        AmountExpires

Managers-
 Short Government
  Fund $ 1,580,146 2001
        11,764,816 2002

 Short and Intermediate  48,484    2004
  Bond Fund1,241,4531997
         2,885,440 1998
         2,344,832 2002
         7,662,253 2003
            64,355 2004
 Intermediate Mortgage
  Fund  59,251,205 2002
        20,796,333 2003
           224,035 2004

 (h) Capital Stock

'fhe Trust's Declaration of Trust authorizes for each series of the Trust the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

(i) Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Funds may receive compensation for interest forgone on entering into delayed delivery transactions. The Funds identify cash or securities as segregated in its custodial records with a value at least equal to the amount of the forward purchase commitment.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates

The Managers Funds, L.P (the "Investment Manager") provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), and monitors each portfolio manager's investment programs and results. Each Fund's investment portfolio is managed by a portfolio manager who serves pursuant to a Portfolio Management Agreement with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P based on each Fund's average daily net assets. The annual investment advisory and management fee rates and waivers as a percentage of average daily net assets for the fiscal year ended December 31, 1996, were as follows:

         Investment Advisory
                 and
           Management Fees

            Maximum Actual fee
            fee before after
Fund         waivers waivers(a)

Managers-
 Short
  Government
  Fund       0.45%    0.20%
 Short and
  Intermediate
  Bond Fund  0.50      N/A
 Intermediate
  Mortgage Fund        0.45   N/A

(a) Reflects a voluntary fee waiver by the Investment Manager which may be modified or terminated at any time at the sole discretion of the investment Manager.

The Trust has adopted an Administrative and Shareholder Servicing
Agreement. The Managers Funds, L.P serves as each Fund's administrator (the 'Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, brokerdealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.

For the fiscal year ended December 31, 1996, Managers Short and Intermediate Bond Fund and Managers Intermediate Mort age Fund each paid a fee to the Administrator at the rate of 0.25% per annum of each Fund's average daily net assets. For this period, the Administrator was due a fee from Managers Short Government Fund of 0.20% per annum of the Fund's average daily net assets, all of which was waived. This waiver may be modified or terminated at any time at the sole discretion of the Administrator. The fees paid to the Administrator are established by the Trustees and may not exceed the annual rate of 0.25% of each Fund's average daily net assets.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each inperson meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) Purchases and Sales of Securities

Portfolio purchases, and sales or maturities, of long-term securities, U.S. Government securities and futures contracts during the fiscal year ended December 31, 1996 were as follows:


                                      U.S. Government
                      Long-term Securities             Securities
Only

Fund               Purchases  Sales  PurchasesSales
Managers-
 Short Government Fund$11,645,732$ 8,852,698$8,179,544 $
7,531,134
 Short and Intermediate Bond Fund$21,516,817$21,997,276
$7,827,638       $14,531,275
 Intermediate Mortgage Fund$83,928,740$94,071,611 $4,3%,406 $
2,875,438

                       Long Futures Contracts      Short Futures
Contracts
                       Opened Closed Opened Closed
 Short Goverrunent Fund       $2,295,531    $3,762,587
 Intermediate Mortgage Fund   $1,084,844    $2,284,356 $1,662,188
$5",753

(4) Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund's net asset value as if the had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

(a)   Forward Foreign Currency Contracts

During the fiscal year ended December 31, 1996, Managers Short and Intermediate Bond Fund invested in forward foreign currency exchange contracts. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-tomarket daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no open forward foreign currency exchange contracts at December 31, 1996.

(b) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date.
Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

There are several risks in using futures contracts. Futures prices may not correlate perfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction, or the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so.

A Fund may use futures contracts as a hedge to protect the value of its portfolio against changes in prices of the financial instruments in which it may invest. During the fiscal year ended December 31, 1996, Managers Intermediate . Mortgage Fund and Managers Short Government Fund each entered into futures contracts to manage the Fund's duration to that of its respective benchmark index.

(c) Dollar Roll Agreements

Managers Short Government Fund and Managers Intermediate Mortgage Fund may enter into dollar roll agreements whereby the Fund sells securities and agrees to repurchase them or substantially similar securities, at a mutually agreed upon date and price. Dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

In the event the buyer of the securities under a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the dollar roll agreement may effectively be restricted pending such decision.

(5) Risks Associated with Collateral Mortgage Obligations
("CMOs") and Indexed Securities

The net asset values of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs, inverse floaters, super floaters and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities.
Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received from mortgagees, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. In another version of mortgage-related securities, all interest payments go to one class of holders-"Interest Only" or "10"-and all of the principal goes to a second class of holders-"Principal Only" or "PO." The yield to maturity on an IO is extremely sensitive to the rate of principal prepayments on the related underlying mortgage assets and a rapid rate of principal prepayments may have an adverse effect on yield to maturity. If greater than anticipated prepayments of principal are experienced, the Fund may fail to fully recoup its investment. Conversely, if less than anticipated prepayments of principal occur, the yield on a PO class could be materially affected.

CMOs may halve a fixed or variable rate of interest, including inverse floating rate securities on which the interest rates typically decline as market rates increase and increase as market values decline. Accordingly, such instruments can be expected to be more volatile than fixed rate or other variable rate securities.

The Funds may also invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference. instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(6) Contingencies

Two purported class action lawsuits have been filed in the federal district courts of Connecticut and Minnesota against Managers Intermediate Mortgage Fund and Managers Short Government Fund; the Investment Manager; the former portfolio manager; and certain other affiliates and affiliated individuals. The plaintiffs allege that, from May 1, 1992 to June 13, 1994 and from May 10, 1993 to September 12, 1994, for the two Funds, respectively, defendants violated the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and common law by, among other things, failing to disclose adequately the Funds' investment strategies and risks associated with an investment in the Funds. Plaintiffs allege that they suffered unspecified damages based on losses incurred over the course of the respective class periods.

The Managers Funds, its affiliates and affiliated individuals, as well as certain of the other defendants, have filed motions to dismiss these actions, on the basis that, among other grounds, the relevant prospectus fully disclosed the Funds' respective investment strategies and all material risks related to an investment in these Funds, including, but not limited to, the risk of loss of principal. There has been no decision yet from the court relating to Managers
Intermediate Mortgage Fund motion. In the case involving Managers Short Government Fund, the motion to dismiss was granted in part, and defendants again moved for dismissal after plaintiff amended the complaint. In that action, the parties have now entered into a preliminary agreement to settle all claims by the purported class. However, the parties have not finalized their settlement nor have they obtained the required court approvals. For these and other reasons, there can be no assurance that the settlement will be consummated.

In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Despite management's efforts to resolve all of the pending lawsuits, it believes that it has meritorious defenses and, if the cases are not settled, it intends to defend the actions vigorously.

Report of Independent Accountants

To the Trustees of The Managers Funds and the Shareholders of
Managers Short Government Fund, Managers Short and Intermediate
Bond Fund and Managers Intermediate Mortgage Fund:

We have audited the accompanying statements of assets and liabilities of Managers Short Government Fund, Managers Short and Intermediate Bond Fund and Managers Intermediate Mortgage Fund, including the schedules of portfolio investments, as of December 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1992, presented herein, were audited by other auditors whose report dated February 26, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managers Short Government Fund, Managers Short and Intermediate Bond Fund and Managers Intermediate Mortgage Fund as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 14, 1997

                       THE MANAGERS FUNDS
              Where Leading Money Managers Converge

Fund Distributor
The Managers Funds, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
PO. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

The Managers Funds
Equity Funds:

INCOME EQUITY FUND
Scudder, Stevens & Clark, Inc.
Spare, Kaplan, Bischel & Associates

CAPITAL APPRECIATION FUND
Dietche & Field Advisers, Inc.
Husic Capital Management

SPECIAL EQUITY FUND
Liberty Investment Management
Pilgrim Baxter & Associates
Westport Asset Management, Inc.

INTERNATIONAL EQUITY FUND
Scudder, Stevens & Clark, Inc.
Lazard, Fr&res Asset Management Co.

Fixed Income Funds:

MONEY MARKET FUND
Morgan Guaranty Trust Company of New York

SHORT GOVERNMENT FUND
Jennison Associates Capital Corp.

SHORT AND INTERMEDIATE BONDFUND
Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE FUND
Jennison Associates Capital Corp.

BOND FUND
Loomis, Sayles & Company, Inc.

GLOBAL BOND FUND
Rogge Global Partners